UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-04494

                            The Gabelli Asset Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Asset Fund

Annual Report — December 31, 2019

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per class AAA Share of The Gabelli Asset Fund increased 22.4% compared with an increase of 31.5% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for the performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund primarily seeks to provide growth of capital. The Fund’s secondary goal is to provide current income.

The Fund’s investment strategy is to primarily invest in common and preferred stocks. The Fund focuses on companies which appear underpriced relative to their private market value (PMV). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC, believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments.

In absolute terms, 2019 was an excellent year with stocks, corporate bonds, gold and oil all up double digits. This contrasted sharply with 2018 when virtually every asset class declined as a result of a growth scare reminiscent of those in 2011 and 2015. Economic growth in the U.S. indeed slowed but remained above 2%. As it turns out, the 2010s will be the first decade in U.S. history without a recession and home to the longest bull market on record. Life in the political realm has remained more volatile. While Brexit and US trade deals appear on a path to resolution, President Trump faces impeachment and the coming election is sure to keep 2020 interesting.

Much as a blinding snowstorm can give way to a crystalline paradise, the tumult of late 2018 created a wonderland of bargains in the market. In retrospect it appears investors correctly anticipated an economic slowdown that manifested itself primarily in the industrial and materials sectors (key purchasing manager indices spent the last three quarters of 2019 in contraction) and flat corporate earnings in 2019. However, the markets,

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

ever forward looking, rebounded as the so-called Powell and Trump puts were triggered. Federal Reserve Chairman Jerome Powell backtracked on his project to normalize interest rates, cutting rates three times and increasing bond purchases and overnight funding operations. After escalating trade hostilities with China, President Trump showed an increasing willingness to make amends, culminating in Phase One of a deal announced, but not signed, in December. All the while, the American consumer has remained steadfast, supported by the lowest unemployment rate (3.6%) since 1969 and rising household wealth (+3% to $114 trillion). With a recession postponed yet again and interest rates lower, the total return of the S&P 500 exceeded 30% in 2019, propelled almost entirely by an expansion of the average earnings multiple from 15x to 19x. Equity returns in 2019 were by no means smooth. The market recovered its September 2018 highs in April and traded sideways until the late summer. The first nine months of 2019 followed the script of nine of the last ten years. That is, the most expensive stocks outperformed the cheapest stocks, or as popularly formulated, Growth beat Value. However, coinciding with the beginning of a year-end push higher, the second week of September saw an abrupt shift as some of the most adored stocks dramatically lagged the forgotten and forlorn stocks. Although Value ultimately lost again to Growth, it outperformed in fits and starts throughout the fourth quarter.

The top contributors to the Fund’s performance in 2019 included: Ametek, Inc. (2.9% of net assets as of December 31, 2019), a diversified supplier of highly engineered equipment used in a broad array of industrial end markets. The company offers a diverse product portfolio including test and measurement, metrology, and precision motion control equipment in addition to specialty materials and aftermarket services. Organic sales growth remained strong in 2019.

Sony Corp. (2.4%), a diversified electronics and entertainment company based in Tokyo, Japan. Sony manufactures the PlayStation videogame consoles and games, operates the Sony/Columbia film studio, and Sony Music entertainment. It also manufactures image sensors, mobile devices, consumer electronics, and mirrorless and professional cameras. It holds majority ownership of Sony Financial Services.

Mastercard (1.6%), one of the largest electronic payments processing companies, providing services in more than 210 countries and territories. It continues to capitalize on the strong secular global trend of moving to electronic payments from traditional paper.

Some of our weaker performing stocks during the year were: Telephone and Data Systems (1.0%), which provides comprehensive telecommunications services and products to consumers and businesses across the United States through a portfolio of companies. TDS reported solid revenue but worse than expected earnings per share near the end of the year, driving its stock price down.

Qurate Inc. (0.1%), which comprises eight retail brands, including QVC and HSN, and engages customers via television, ecommerce, and print catalogs. The company’s third quarter earnings call reported lower than expected revenue, and negative net margins.

Yakult Honsha (0.3%), which produces fermented milk beverages containing beneficial lactic acid bacteria, and other probiotics. The firm has moved beyond its roots to the fields of pharmaceuticals and cosmetics. Its results for the second fiscal quarter of 2019 (ending September 30, 2019), showed a decrease in sales and operating profit.

Thank you for your investment in The Gabelli Asset Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (3/3/86)
Class AAA (GABAX)	22.43%	7.36%	10.91%	8.25%	11.64%
S&P 500 Index	31.49	11.70	13.56	9.00	10.65	(d)
Dow Jones Industrial Average	25.26	12.54	13.34	9.42	11.52	(d)
Nasdaq Composite Index	36.74	15.00	16.14	11.14	10.57	(d)
Class A (GATAX)	22.45	7.36	10.91	8.25	11.64
With sales charge (b)	15.41	6.10	10.25	7.82	11.44
Class C (GATCX)	21.53	6.56	10.08	7.45	11.25
With contingent deferred sales charge (c)	20.53	6.56	10.08	7.45	11.25
Class I (GABIX)	22.76	7.63	11.18	8.47	11.74

In the current prospectuses dated April 30, 2019, the expense ratios for Class AAA, A, C, and I are 1.35%, 1.35%, 2.10%, and 1.10%, respectively. See page 15 for the expense ratios for the year ended December 31, 2019. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the Adviser) not reimbursed certain expenses of the Fund for periods prior to December 31, 1988. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index since inception performance results are as of February 28, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Asset Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$1,060.50	1.35%	$7.01
Class A	$1,000.00	$1,060.50	1.35%	$7.01
Class C	$1,000.00	$1,056.50	2.10%	$10.89
Class I	$1,000.00	$1,061.90	1.10%	$5.72
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.40	1.35%	$6.87
Class A	$1,000.00	$1,018.40	1.35%	$6.87
Class C	$1,000.00	$1,014.62	2.10%	$10.66
Class I	$1,000.00	$1,019.66	1.10%	$5.60

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli Asset Fund

Food and Beverage	14.7%
Financial Services	10.8%
Equipment and Supplies	9.6%
Entertainment	6.8%
Health Care	5.3%
Diversified Industrial	5.2%
Consumer Products	4.5%
Machinery	4.5%
Electronics	3.7%
Business Services	3.5%
Cable and Satellite	3.5%
Environmental Services	2.9%
Automotive: Parts and Accessories	2.9%
Metals and Mining	2.5%
Energy and Utilities	2.2%
Telecommunications	1.9%
Broadcasting	1.8%
Retail	1.8%
Hotels and Gaming	1.7%
Aerospace	1.6%
Publishing	1.4%

Computer Software and Services	1.4%
Consumer Services	1.3%
Specialty Chemicals	1.2%
Transportation	1.0%
Building and Construction	1.0%
Automotive	0.9%
Aviation: Parts and Services	0.8%
Real Estate	0.6%
Wireless Communications	0.5%
Agriculture	0.4%
Manufactured Housing and Recreational Vehicles	0.3%
Communications Equipment	0.1%
Closed-End Funds	0.1%
Computer Hardware	0.1%
Airlines	0.0%*
Other Assets and Liabilities (Net)	(2.5)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 102.4%

	Aerospace — 1.6%
474,000	Aerojet Rocketdyne Holdings Inc.†	$1,409,244	$21,642,840
7,000	L3Harris Technologies Inc.	555,053	1,385,090
5,000	Lockheed Martin Corp.	147,750	1,946,900
6,000	Northrop Grumman Corp.	268,238	2,063,820
1,066,100	Rolls-Royce Holdings plc	7,680,486	9,647,913
53,640,600	Rolls-Royce Holdings plc, Cl. C†	69,100	71,053

		10,129,871	36,757,616

	Agriculture — 0.4%
180,000	Archer-Daniels-Midland Co.	1,981,783	8,343,000
2,200	Nutrien Ltd.	25,168	105,402
25,000	The Mosaic Co.	438,683	541,000

		2,445,634	8,989,402

	Airlines — 0.0%
100,000	American Airlines Group Inc., Escrow†	77	18,000

	Automotive — 0.9%
5,000	Ferrari NV	197,962	827,700
383,000	Navistar International Corp.†	6,669,820	11,084,020
91,500	PACCAR Inc.	468,321	7,237,650
3,000	Volkswagen AG	119,556	583,006

		7,455,659	19,732,376

	Automotive: Parts and Accessories — 2.9%
128,000	BorgWarner Inc.	538,613	5,552,640
355,000	Dana Inc.	3,153,579	6,461,000
85,000	Freni Brembo SpA	163,152	1,054,515
30,000	Garrett Motion Inc.†	168,252	299,700
363,000	Genuine Parts Co.	8,605,305	38,561,490
43,000	Modine Manufacturing Co.†	275,372	331,100
22,500	O’Reilly Automotive Inc.†	561,332	9,860,850
30,000	Standard Motor Products Inc.	246,597	1,596,600
60,000	Superior Industries International Inc.	456,550	221,400
40,000	Tenneco Inc., Cl. A	785,350	524,000

		14,954,102	64,463,295

	Aviation: Parts and Services — 0.8%
43,500	Curtiss-Wright Corp.	133,220	6,128,715
100,000	Kaman Corp.	1,369,472	6,592,000
1,360,000	Signature Aviation plc	3,837,490	5,714,255

		5,340,182	18,434,970

	Broadcasting — 1.8%
18,000	Cogeco Inc.	342,646	1,442,855
40,000	Corus Entertainment Inc., Cl. B	64,982	163,620
34,250	Liberty Broadband Corp., Cl. A†	31,826	4,266,180

Shares		Cost	Market Value

83,682	Liberty Broadband Corp., Cl. C†	$315,260	$10,523,012
33,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	15,739	1,444,740
62,500	Liberty Media Corp.- Liberty Formula One, Cl. C†	98,541	2,872,813
50,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	20,644	2,417,000
240,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	2,352,986	11,553,600
312,815	MSG Networks Inc., Cl. A†	176,887	5,442,981
85,000	Television Broadcasts Ltd.	369,889	133,516
20,000	Tokyo Broadcasting System Holdings Inc.	267,316	343,472

		4,056,716	40,603,789

	Building and Construction — 1.0%
75,000	Arcosa Inc.	296,430	3,341,250
37,000	Assa Abloy AB, Cl. B	631,404	865,118
141,000	Fortune Brands Home & Security Inc.	1,861,778	9,212,940
85,000	Herc Holdings Inc.†	2,779,928	4,159,900
107,000	Johnson Controls International plc	2,111,325	4,355,970

		7,680,865	21,935,178

	Business Services — 3.5%
230,000	Clear Channel Outdoor Holdings Inc.†	651,722	657,800
20,000	Diebold Nixdorf Inc.†	169,243	211,200
25,000	Ecolab Inc.	197,569	4,824,750
46,900	Fly Leasing Ltd., ADR†	563,721	919,240
70,000	Live Nation Entertainment Inc.†	660,004	5,002,900
154,000	Macquarie Infrastructure Corp.	4,621,410	6,597,360
127,900	Mastercard Inc., Cl. A	498,810	38,189,661
37,100	ServiceMaster Global Holdings Inc.†	1,517,767	1,434,286
30,000	The Brink’s Co.	683,360	2,720,400
290,000	The Interpublic Group of Companies Inc.	2,014,579	6,699,000
22,000	Vectrus Inc.†	106,213	1,127,720
59,400	Visa Inc., Cl. A	763,055	11,161,260

		12,447,453	79,545,577

	Cable and Satellite — 3.5%
104,000	AMC Networks Inc., Cl. A†	0	4,108,000
4,000	Charter Communications Inc., Cl. A†	273,019	1,940,320
434,000	Comcast Corp., Cl. A	5,404,334	19,516,980
295,495	DISH Network Corp., Cl. A†	5,999,405	10,481,208
88,000	EchoStar Corp., Cl. A†	2,048,984	3,811,280

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
134,900	Liberty Global plc, Cl. A†	$452,220	$3,067,626
217,500	Liberty Global plc, Cl. C†	807,205	4,740,413
20,857	Liberty Latin America Ltd., Cl. A†	77,222	402,540
80,000	Liberty Latin America Ltd., Cl. C†	930,924	1,556,800
10,000	Naspers Ltd., Cl. N	393,199	1,635,578
8,000	Prosus NV†	671,230	597,016
475,000	Rogers Communications Inc., Cl. B	2,191,898	23,593,250
210,000	Shaw Communications Inc., Cl. B	336,119	4,260,900

		19,585,759	79,711,911

	Communications Equipment — 0.1%
90,000	Corning Inc.	239,893	2,619,900

	Computer Hardware — 0.1%
6,000	Apple Inc.	565,313	1,761,900

	Computer Software and Services — 1.4%
9,000	Alphabet Inc., Cl. C†	7,442,344	12,033,180
22,000	Fidelity National Information Services Inc.	318,630	3,059,980
281,000	Hewlett Packard Enterprise Co.	2,626,719	4,456,660
5,000	Microsoft Corp.	158,896	788,500
51,500	Rockwell Automation Inc.	1,413,698	10,437,505

		11,960,287	30,775,825

	Consumer Products — 4.5%
30,000	Brunswick Corp.	735,843	1,799,400
11,000	Christian Dior SE	307,335	5,636,343
53,000	Church & Dwight Co. Inc.	81,731	3,728,020
230,000	Edgewell Personal Care Co.†	3,965,560	7,120,800
266,000	Energizer Holdings Inc.	4,394,561	13,358,520
10,000	Essity AB, Cl. A	134,075	321,897
50,000	Essity AB, Cl. B	696,771	1,611,087
3,400	Givaudan SA	1,182,809	10,648,274
30,000	Harley-Davidson Inc.	75,563	1,115,700
2,000	Hermes International	694,184	1,494,560
4,500	National Presto Industries Inc.	128,361	397,755
42,000	Reckitt Benckiser Group plc	1,288,438	3,409,781
100,000	Sally Beauty Holdings Inc.†	800,712	1,825,000
10,000	Svenska Cellulosa AB SCA, Cl. A	35,640	106,658
42,000	Svenska Cellulosa AB SCA, Cl. B	117,839	425,993
817,700	Swedish Match AB	8,415,101	42,149,350
4,000	The Estee Lauder Companies Inc., Cl. A	180,995	826,160

Shares		Cost	Market Value

27,000	The Procter & Gamble Co.	$776,361	$3,372,300
30,000	Unilever plc, ADR	947,306	1,715,100
35,000	Wolverine World Wide Inc.	162,769	1,180,900

		25,121,954	102,243,598

	Consumer Services — 1.3%
5,000	Allegion plc	50,325	622,700
75,000	GCI Liberty Inc., Cl. A†	1,115,884	5,313,750
44,400	IAC/InterActiveCorp.†	456,407	11,060,484
250,000	Qurate Retail Inc., Cl. A†	1,126,386	2,107,500
330,000	Rollins Inc.	456,712	10,942,800

		3,205,714	30,047,234

	Diversified Industrial — 5.2%
500	Acuity Brands Inc.	5,901	69,000
5,000	Anixter International Inc.†	45,044	460,500
35,000	Colfax Corp.†	957,134	1,273,300
298,700	Crane Co.	4,510,877	25,801,706
95,500	Eaton Corp. plc	3,800,838	9,045,760
6,000	EnPro Industries Inc.	358,598	401,280
136,000	Greif Inc., Cl. A	3,098,343	6,011,200
151,000	Honeywell International Inc.	3,854,420	26,727,000
24,000	Ingersoll-Rand plc	355,983	3,190,080
218,000	ITT Inc.	1,465,863	16,112,380
26,000	Jardine Matheson Holdings Ltd.	1,332,118	1,445,600
120,000	Jardine Strategic Holdings Ltd.	2,804,657	3,678,000
250,000	Myers Industries Inc.	1,600,550	4,170,000
30,000	nVent Electric plc	331,439	767,400
30,000	Pentair plc	707,966	1,376,100
11,000	Sulzer AG	1,011,722	1,227,526
175,000	Textron Inc.	2,095,601	7,805,000
320,000	Toray Industries Inc.	2,290,603	2,182,615
230,000	Trinity Industries Inc.	922,000	5,094,500
4,000	Waters Corp.†	299,744	934,600

		31,849,401	117,773,547

	Electronics — 3.7%
12,000	Kyocera Corp., ADR	385,325	820,320
1,500	Mettler-Toledo International Inc.†	212,220	1,189,920
315,000	Resideo Technologies Inc.†	4,086,932	3,757,950
2,200	Samsung Electronics Co. Ltd., GDR	401,884	2,624,600
808,000	Sony Corp., ADR	15,817,287	54,944,000
37,000	TE Connectivity Ltd.	929,999	3,546,080
98,500	Texas Instruments Inc.	2,291,367	12,636,565
10,000	Thermo Fisher Scientific Inc.	1,225,885	3,248,700

		25,350,899	82,768,135

	Energy and Utilities — 2.2%
75,000	BP plc, ADR	1,605,468	2,830,500

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
94,000	Chevron Corp.	$3,013,641	$11,327,940
5,000	ConocoPhillips	90,018	325,150
113,000	Devon Energy Corp.	1,571,968	2,934,610
80,000	El Paso Electric Co.	865,117	5,431,200
34,000	Enbridge Inc.	782,276	1,352,180
90,000	EOG Resources Inc.	206,089	7,538,400
12,500	Exxon Mobil Corp.	178,984	872,250
100,000	Halliburton Co.	2,945,734	2,447,000
65,000	Kinder Morgan Inc.	1,229,651	1,376,050
40,000	KLX Energy Services Holdings Inc.†	983,328	257,600
10,000	Marathon Petroleum Corp.	476,870	602,500
140,000	National Fuel Gas Co.	6,651,046	6,515,600
47,000	Oceaneering International Inc.†	1,198,230	700,770
5,000	Phillips 66	189,129	557,050
42,000	Southwest Gas Holdings Inc.	725,081	3,190,740
95,000	The AES Corp.	263,150	1,890,500
152	Weatherford International plc†	114,226	4,248

		23,090,006	50,154,288

	Entertainment — 6.8%
195,500	Discovery Inc., Cl. A†	1,037,519	6,400,670
542,000	Discovery Inc., Cl. C†	2,821,896	16,525,580
255,000	Fox Corp., Cl. A	10,595,250	9,452,850
715,000	Grupo Televisa SAB, ADR	6,149,696	8,386,950
49,000	Liberty Media Corp.- Liberty Braves, Cl. A†	860,445	1,452,850
141,071	Liberty Media Corp.- Liberty Braves, Cl. C†	2,137,638	4,167,237
132,433	The Madison Square Garden Co., Cl. A†	696,421	38,960,464
263,000	The Walt Disney Co.	2,257,573	38,037,690
525,745	ViacomCBS Inc., Cl. A	14,872,302	23,590,178
115,000	ViacomCBS Inc., Cl. B	5,047,283	4,826,550
50,000	Vivendi SA	1,170,712	1,448,121

		47,646,735	153,249,140

	Environmental Services — 2.9%
452,000	Republic Services Inc.	3,954,416	40,512,760
20,000	Stericycle Inc.†	1,268,535	1,276,200
75,000	Waste Connections Inc.	2,531,362	6,809,250
151,000	Waste Management Inc.	2,255,164	17,207,960

		10,009,477	65,806,170

	Equipment and Supplies — 9.6%
667,000	AMETEK Inc.	1,028,228	66,526,580
12,000	Amphenol Corp., Cl. A	23,163	1,298,760
11,000	AZZ Inc.	424,319	505,450
83,000	CIRCOR International Inc.†	700,037	3,837,920

Shares		Cost	Market Value

106,000	Crown Holdings Inc.†	$477,880	$7,689,240
155,000	CTS Corp.	874,137	4,651,550
4,670	Danaher Corp.	31,340	716,752
491,900	Donaldson Co. Inc.	730,877	28,343,278
522,000	Flowserve Corp.	2,314,271	25,979,940
157,000	Graco Inc.	2,619,786	8,164,000
3,500	Hubbell Inc.	474,955	517,370
159,400	IDEX Corp.	584,073	27,416,800
50,000	Interpump Group SpA	196,504	1,583,847
13,000	Lawson Products Inc.†	201,643	677,300
130,000	Mueller Industries Inc.	3,471,364	4,127,500
170,000	Sealed Air Corp.	3,630,350	6,771,100
23,250	The Manitowoc Co. Inc.†	52,334	406,875
50,000	The Timken Co.	1,857,521	2,815,500
20,000	The Toro Co.	345,463	1,593,400
75,000	The Weir Group plc	315,592	1,499,622
22,500	Valmont Industries Inc.	180,803	3,370,050
184,000	Watts Water Technologies Inc., Cl. A	1,997,145	18,355,840

		22,531,785	216,848,674

	Financial Services — 10.8%
11,000	Alleghany Corp.†	1,697,309	8,795,270
50,000	AllianceBernstein Holding LP	230,586	1,513,000
237,500	American Express Co.	4,609,388	29,566,375
3,000	Ameriprise Financial Inc.	95,388	499,740
32,000	Argo Group International Holdings Ltd.	707,851	2,104,000
43,000	Bank of America Corp.	335,596	1,514,460
119	Berkshire Hathaway Inc., Cl. A†	360,005	40,411,210
5,000	BKF Capital Group Inc.†	121,860	58,750
25,000	Citigroup Inc.	721,640	1,997,250
42,000	GAM Holding AG†	226,383	121,686
110,000	H&R Block Inc.	1,862,024	2,582,800
46,000	Interactive Brokers Group Inc., Cl. A	749,277	2,144,520
35,000	Jefferies Financial Group Inc..	324,217	747,950
106,300	JPMorgan Chase & Co.	3,731,283	14,818,220
79,463	Kinnevik AB, Cl. A	1,561,323	2,023,406
50,000	Kinnevik AB, Cl. B	922,895	1,222,461
169,000	KKR & Co. Inc., Cl. A	2,290,318	4,929,730
127,000	Legg Mason Inc.	2,515,572	4,560,570
1,800	LendingTree Inc.†	14,271	546,192
40,000	Loews Corp.	1,577,090	2,099,600
28,500	M&T Bank Corp.	1,817,336	4,837,875
63,000	Marsh & McLennan Companies Inc.	1,676,456	7,018,830
84,000	PayPal Holdings Inc.†	2,676,555	9,086,280
15,000	Popular Inc.	230,504	881,250
145,000	State Street Corp.	4,347,597	11,469,500
32,000	T. Rowe Price Group Inc.	517,894	3,898,880

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
570,000	The Bank of New York Mellon Corp.	$15,705,749	$28,688,100
80,000	The Blackstone Group Inc., Cl. A	1,292,771	4,475,200
17,000	The Goldman Sachs Group Inc.	2,370,501	3,908,810
50,000	The Hartford Financial Services Group Inc.	1,553,008	3,038,500
129,500	The PNC Financial Services Group Inc.	7,391,889	20,672,085
24,605	Truist Financial Corp.	400,354	1,385,754
10,000	Value Line Inc.	137,382	289,100
15,000	W. R. Berkley Corp.	361,815	1,036,500
83,000	Waddell & Reed Financial Inc., Cl. A	1,573,378	1,387,760
382,000	Wells Fargo & Co.	11,353,585	20,551,600

		78,061,050	244,883,214

	Food and Beverage — 14.7%
910,400	Brown-Forman Corp., Cl. A	4,142,997	57,145,808
139,600	Brown-Forman Corp., Cl. B	586,699	9,436,960
28,000	Campbell Soup Co.	762,804	1,383,760
800,000	China Mengniu Dairy Co. Ltd.	1,191,136	3,233,962
35,000	Chr. Hansen Holding A/S	1,502,296	2,781,360
25,000	Coca-Cola European Partners plc	489,113	1,272,000
16,500	Coca-Cola HBC AG	231,193	560,607
360,000	Conagra Brands Inc.	8,929,559	12,326,400
27,000	Constellation Brands Inc., Cl. A	619,200	5,123,250
40,000	Crimson Wine Group Ltd.†	315,347	296,000
193,000	Danone SA	8,664,873	15,998,542
821,200	Davide Campari-Milano SpA	2,601,536	7,498,113
245,000	Diageo plc, ADR	8,611,722	41,262,900
65,000	Farmer Brothers Co.†	727,671	978,900
310,000	Flowers Foods Inc.	544,307	6,739,400
40,000	Fomento Economico Mexicano SAB de CV, ADR	1,367,763	3,780,400
146,000	General Mills Inc.	2,192,562	7,819,760
1,800,000	Grupo Bimbo SAB de CV, Cl. A	737,932	3,279,651
10,000	Heineken Holding NV	407,450	969,153
86,500	Heineken NV	3,933,214	9,209,849
20,000	Heineken NV, ADR	481,150	1,068,600
160,000	ITO EN Ltd.	3,457,147	8,069,578
11,000	John Bean Technologies Corp.	172,494	1,239,260
32,000	Kellogg Co.	859,773	2,213,120
68,000	Kerry Group plc, Cl. A	805,116	8,390,353
345,000	Kikkoman Corp.	3,842,634	17,050,757

Shares		Cost	Market Value

19,800	LVMH Moet Hennessy Louis Vuitton SE	$701,483	$9,199,282
60,000	Maple Leaf Foods Inc.	1,064,352	1,195,795
23,000	MEIJI Holdings Co. Ltd.	501,374	1,562,192
252,000	Mondelēz International Inc., Cl. A	4,727,078	13,880,160
48,000	Morinaga Milk Industry Co. Ltd.	886,651	1,965,855
5,000	National Beverage Corp.†	246,444	255,100
45,000	Nestlé SA	2,601,771	4,871,978
130,000	Nissin Foods Holdings Co. Ltd.	4,387,483	9,715,153
66,000	PepsiCo Inc.	2,165,738	9,020,220
63,000	Pernod Ricard SA	5,516,013	11,264,386
94,800	Post Holdings Inc.†	1,511,417	10,342,680
88,000	Remy Cointreau SA	5,244,040	10,808,749
17,000	Suntory Beverage & Food Ltd.	541,830	711,104
20,000	The Coca-Cola Co.	438,481	1,107,000
40,000	The Hain Celestial Group Inc.†	491,913	1,038,200
22,000	The J.M. Smucker Co.	838,139	2,290,860
15,000	The Kraft Heinz Co.	826,690	481,950
300,000	Tingyi (Cayman Islands) Holding Corp.	696,430	512,044
129,000	Tootsie Roll Industries Inc.	1,082,348	4,404,060
3,000	Tyson Foods Inc., Cl. A	23,972	273,120
134,300	Yakult Honsha Co. Ltd.	3,150,867	7,453,214

		95,822,202	331,481,545

	Health Care — 5.3%
15,000	Abbott Laboratories	819,444	1,302,900
10,000	Alexion Pharmaceuticals Inc.†	1,120,392	1,081,500
18,000	Allergan plc	2,597,628	3,441,060
37,000	AmerisourceBergen Corp.	2,317,877	3,145,740
30,500	Amgen Inc.	141,229	7,352,635
6,000	Anthem Inc.	1,683,733	1,812,180
65,000	Bausch Health Cos. Inc.†	1,311,280	1,944,800
37,000	Baxter International Inc.	942,870	3,093,940
7,500	Becton, Dickinson and Co.	754,832	2,039,775
8,500	Biogen Inc.†	53,960	2,522,205
7,500	Bio-Rad Laboratories Inc., Cl. A†	1,482,308	2,775,225
10,000	BioTelemetry Inc.†	409,100	463,000
139,000	Bristol-Myers Squibb Co.	4,684,683	8,922,410
25,379	Cardiovascular Systems Inc.†	717,543	1,233,166
13,500	Chemed Corp.	226,386	5,930,010
20,000	Cigna Corp.	2,663,615	4,089,800
12,700	CONMED Corp.	243,046	1,420,241
13,600	Covetrus Inc.†	97,137	179,520
25,000	DaVita Inc.†	1,484,023	1,875,750
120,000	Demant A/S†	1,119,665	3,779,130
10,000	DENTSPLY SIRONA Inc.	360,193	565,900

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
240,000	Evolent Health Inc., Cl. A†	$3,320,879	$2,172,000
20,000	Gerresheimer AG	1,276,756	1,547,953
15,000	HCA Healthcare Inc.	994,552	2,217,150
69,000	Henry Schein Inc.†	1,412,056	4,603,680
40,000	Indivior plc†	25,984	20,664
22,000	Integer Holdings Corp.†	1,347,554	1,769,460
40,000	Johnson & Johnson	2,438,204	5,834,800
11,000	Laboratory Corp. of America Holdings†	1,753,786	1,860,870
10,000	Ligand Pharmaceuticals Inc.† .	1,721,309	1,042,900
10,000	McKesson Corp.	896,751	1,383,200
25,000	Medtronic plc	1,881,416	2,836,250
79,000	Merck & Co. Inc.	1,856,099	7,185,050
60,000	Mylan NV†	2,334,580	1,206,000
400,000	Option Care Health Inc.†	826,413	1,492,000
27,322	Orthofix Medical Inc.†	903,441	1,261,730
22,500	Perrigo Co. plc	1,280,433	1,162,350
50,000	PetIQ Inc.†	1,491,630	1,252,500
33,000	Quidel Corp.†	442,489	2,475,990
400	Regeneron Pharmaceuticals Inc.†	43,670	150,192
55,000	Roche Holding AG, ADR	1,036,655	2,236,300
9,000	Stryker Corp.	431,213	1,889,460
65,442	Takeda Pharmaceutical Co. Ltd., ADR	1,265,648	1,291,171
40,000	Tenet Healthcare Corp.†	804,500	1,521,200
4,000	The Cooper Companies Inc.	941,320	1,285,160
8,000	UnitedHealth Group Inc.	458,571	2,351,840
30,000	Wright Medical Group NV†	617,700	914,400
37,000	Zimmer Biomet Holdings Inc.	3,357,556	5,538,160
7,000	Zoetis Inc.	304,922	926,450

		60,697,031	118,399,767

	Hotels and Gaming — 1.7%
14,000	Accor SA	433,947	655,637
10,500	Churchill Downs Inc.	115,298	1,440,600
350,000	Genting Singapore Ltd.	367,220	239,414
18,000	Hyatt Hotels Corp., Cl. A	600,766	1,614,780
34,000	Las Vegas Sands Corp.	71,607	2,347,360
4,500,000	Mandarin Oriental International Ltd.	7,713,188	8,190,000
370,000	MGM Resorts International	3,784,351	12,309,900
80,000	Ryman Hospitality Properties Inc., REIT	3,407,919	6,932,800
2,000,000	The Hongkong & Shanghai Hotels Ltd.	2,722,562	2,143,141
30,000	Universal Entertainment Corp.	159,765	1,025,724
6,000	Wyndham Destinations Inc.	65,129	310,140
7,000	Wyndham Hotels & Resorts Inc.	89,335	439,670

Shares		Cost	Market Value

10,000	Wynn Resorts Ltd.	$680,744	$1,388,700

		20,211,831	39,037,866

	Machinery — 4.5%
120,000	Caterpillar Inc.	789,580	17,721,600
1,467,400	CNH Industrial NV	11,682,107	16,141,400
200,000	CNH Industrial NV, Borsa ltaliana	1,766,871	2,196,298
204,000	Deere & Co.	1,434,166	35,345,040
40,000	Mueller Water Products Inc., Cl. A	284,736	479,200
93,000	Welbilt Inc.†	175,205	1,451,730
350,000	Xylem Inc.	2,938,398	27,576,500

		19,071,063	100,911,768

	Manufactured Housing and Recreational Vehicles — 0.3%
31,000	Cavco Industries Inc.†	585,736	6,056,780
20,000	Nobility Homes Inc.	192,816	480,000
29,800	Skyline Champion Corp.†	156,093	944,660

		934,645	7,481,440

	Metals and Mining — 2.5%
56,000	Agnico Eagle Mines Ltd.	1,821,420	3,450,160
165,000	Barrick Gold Corp.	1,647,914	3,067,350
15,000	Cleveland-Cliffs Inc.	94,013	126,000
74,000	Franco-Nevada Corp.	2,511,443	7,644,200
140,000	Freeport-McMoRan Inc.	1,521,338	1,836,800
30,000	Kinross Gold Corp.†	131,018	142,200
24,000	New Hope Corp. Ltd.	32,183	34,694
518,000	Newmont Goldcorp Corp.	10,581,493	22,507,100
117,000	Royal Gold Inc.	5,030,999	14,303,250
28,000	TimkenSteel Corp.†	289,277	220,080
84,000	Wheaton Precious Metals Corp.	1,589,928	2,499,000

		25,251,026	55,830,834

	Publishing — 1.4%
50,000	Meredith Corp.	1,041,300	1,623,500
128,000	News Corp., Cl. A	638,332	1,809,920
95,800	S&P Global Inc.	735,414	26,158,190
185,000	The E.W. Scripps Co., Cl. A	2,093,699	2,906,350

		4,508,745	32,497,960

	Real Estate — 0.6%
16,500	Brookfield Asset Management Inc., Cl. A	291,551	953,700
104,000	Griffin Industrial Realty Inc.	1,510,666	4,113,200
10,000	Host Hotels & Resorts Inc., REIT	200,228	185,500
240,000	The St. Joe Co.†	1,849,359	4,759,200
89,000	Weyerhaeuser Co., REIT	1,832,037	2,687,800

		5,683,841	12,699,400

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)

	Retail — 1.8%
23,000	Aaron’s Inc.	$27,387	$1,313,530
13,000	Advance Auto Parts Inc.	1,835,447	2,082,080
75,000	AutoNation Inc.†	551,029	3,647,250
40,000	Costco Wholesale Corp.	1,973,724	11,756,800
120,000	CVS Health Corp.	3,827,570	8,914,800
85,000	Macy’s Inc.	906,813	1,445,000
8,000	Rush Enterprises Inc., Cl. B	181,967	365,600
36,000	The Cheesecake Factory Inc.	1,057,990	1,398,960
17,200	The Home Depot Inc.	532,479	3,756,136
121,000	The Kroger Co.	366,872	3,507,790
25,000	Walgreens Boots Alliance Inc.	1,322,106	1,474,000

		12,583,384	39,661,946

	Specialty Chemicals — 1.2%
20,000	Ashland Global Holdings Inc.	747,123	1,530,600
75,000	DuPont de Nemours Inc.	5,633,651	4,815,000
365,000	Ferro Corp.†	1,708,280	5,412,950
80,000	H.B. Fuller Co.	1,547,639	4,125,600
51,000	International Flavors & Fragrances Inc.	2,171,140	6,580,020
7,000	Linde plc	1,132,180	1,490,300
48,000	Sensient Technologies Corp.	783,187	3,172,320
16,000	SGL Carbon SE†	150,233	85,070
25,000	Valvoline Inc.	153,080	535,250

		14,026,513	27,747,110

	Telecommunications — 1.9%
85,000	Cincinnati Bell Inc.†	924,640	889,950
160,000	Deutsche Telekom AG, ADR	2,418,914	2,606,400
15,000	Hellenic Telecommunications Organization SA	104,148	239,933
25,000	Hellenic Telecommunications Organization SA, ADR	111,368	201,750
25,000	Intelsat SA†	513,298	175,750
112,607	Loral Space & Communications Inc.†	4,362,813	3,639,458
6,000	Orange SA, ADR	63,335	87,540
180,000	Sprint Corp.†	954,054	937,800
2,700,000	Telecom Italia SpA†	1,444,052	1,685,115
175,000	Telecom Italia SpA, ADR†	1,222,253	1,081,500
39,981	Telefonica Brasil SA, ADR	373,700	572,528
245,000	Telefonica SA, ADR	2,812,942	1,707,650
917,000	Telephone & Data Systems Inc.	18,345,038	23,319,310
230,000	Telesites SAB de CV†	154,371	170,303
100,000	VEON Ltd., ADR	376,492	253,000
85,000	Verizon Communications Inc.	2,614,359	5,219,000

		36,795,777	42,786,987

	Transportation — 1.0%
272,000	GATX Corp.	6,865,313	22,535,200

Shares		Cost	Market Value

4,000	Kansas City Southern	$7,317	$612,640

		6,872,630	23,147,840

	Wireless Communications — 0.5%
115,000	America Movil SAB de CV, Cl. L, ADR	351,470	1,840,000
6,860	Millicom International Cellular SA, SDR	308,509	328,559
200,000	NTT DOCOMO Inc.	2,838,931	5,592,011
20,000	TIM Participacoes SA, ADR	148,920	382,200
25,000	T-Mobile US Inc.†	700,769	1,960,500
56,000	United States Cellular Corp.†	2,357,731	2,028,880

		6,706,330	12,132,150

	TOTAL COMMON STOCKS	672,893,850	2,312,940,352

	CLOSED-END FUNDS — 0.1%
30,000	Altaba Inc., Escrow†	0	622,500
11,417	Royce Global Value Trust Inc.	99,328	133,465
87,450	Royce Value Trust Inc.	1,094,146	1,291,637

		1,193,474	2,047,602

	TOTAL CLOSED-END FUNDS	1,193,474	2,047,602

	PREFERRED STOCKS — 0.0%
	Health Care — 0.0%
31,580	The Phoenix Companies Inc., 7.450%, 01/15/32	674,937	510,807

	RIGHTS — 0.0%
	Health Care — 0.0%
30,000	Bristol-Myers Squibb Co., CVR†	76,556	90,300

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
1,694	Weatherford International plc, expire 11/26/23†(a)	0	0

	TOTAL INVESTMENTS — 102.5%	$674,838,817	2,315,589,061

	Other Assets and Liabilities (Net) — (2.5)%		(55,955,081)

	NET ASSETS — 100.0%		$2,259,633,980

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2019

ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $674,838,817)	$2,315,589,061
Foreign currency, at value (cost $5,664)	5,695
Receivable for investments sold	4,901,221
Receivable for Fund shares sold	546,364
Dividends and interest receivable	3,001,594
Prepaid expenses	37,818

Total Assets	2,324,081,753

Liabilities:
Payable to custodian	8,091,038
Payable for Fund shares redeemed	1,090,407
Payable for investments purchased	1,324,685
Payable for investment advisory fees	1,934,611
Payable for distribution fees	392,007
Payable for accounting fees	11,250
Line of credit payable	51,068,000
Other accrued expenses	535,775

Total Liabilities	64,447,773

Net Assets
(applicable to 41,171,546 shares outstanding)	$2,259,633,980

Net Assets Consist of:
Paid-in capital	$625,105,949
Total distributable earnings	1,634,528,031

Net Assets	$2,259,633,980

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,674,315,082 ÷ 30,428,361 shares outstanding)	$55.02
Class A:
Net Asset Value and redemption price per share ($38,597,905 ÷ 710,400 shares outstanding)	$54.33
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$57.64
Class C:
Net Asset Value and offering price per share ($32,334,039 ÷ 655,875 shares outstanding)	$49.30	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($514,386,954 ÷ 9,376,910 shares outstanding)	$54.86

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $1,019,260)	$39,702,221
Interest	11,076

Total Income	39,713,297

Expenses:
Investment advisory fees	22,653,957
Distribution fees - Class AAA	4,154,671
Distribution fees - Class A	90,073
Distribution fees - Class C	372,927
Shareholder services fees	1,271,822
Custodian fees	263,904
Shareholder communications expenses	226,101
Interest expense	187,800
Trustees’ fees	175,000
Registration expenses	80,328
Legal and audit fees	56,954
Accounting fees	45,000
Miscellaneous expenses	90,508

Total Expenses	29,669,045

Less:
Expenses paid indirectly by broker (See Note 6)	(18,249)

Net Expenses	29,650,796

Net Investment Income	10,062,501

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	216,755,357
Net realized loss on foreign currency transactions	(22,465)

Net realized gain on investments and foreign currency transactions	216,732,892

Net change in unrealized appreciation/depreciation:
on investments	229,950,616
on foreign currency translations	7,259

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	229,957,875

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	446,690,767

Net Increase in Net Assets Resulting from Operations	$456,753,268

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$10,062,501	$9,198,777
Net realized gain on investments and foreign currency transactions	216,732,892	212,088,674
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	229,957,875	(398,144,527)

Net Increase/(Decrease) in Net Assets Resulting from Operations	456,753,268	(176,857,076)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(154,956,402)	(144,412,932)
Class A	(3,633,709)	(2,562,379)
Class C	(3,155,731)	(3,977,895)
Class I	(48,882,746)	(47,573,628)

Total Distributions to Shareholders	(210,628,588)	(198,526,834)

Shares of Beneficial Interest Transactions:
Class AAA	(71,248,536)	(133,265,773)
Class A	5,767,231	(5,437,841)
Class C	(12,529,735)	(15,546,195)
Class I	(43,040,525)	(1,035,992)
Class T*	—	(1,176)

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(121,051,565)	(155,286,977)

Redemption Fees	909	1,445

Net Increase/(Decrease) in Net Assets	125,074,024	(530,669,442)
Net Assets:
Beginning of year	2,134,559,956	2,665,229,398

End of year	$2,259,633,980	$2,134,559,956

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)	Portfolio Turnover Rate
Class AAA
2019	$49.44	$0.22	$10.88	$11.10	$(0.23)	$(5.29)	$(5.52)	$0.00	$55.02	22.4%	$1,674,315	0.40%	1.36%	4%
2018	58.97	0.19	(4.77)	(4.58)	(0.17)	(4.78)	(4.95)	0.00	49.44	(7.7)	1,566,040	0.32	1.35	2
2017	53.33	0.09	10.67	10.76	(0.09)	(5.03)	(5.12)	0.00	58.97	20.2	1,973,845	0.15	1.35	2
2016	54.10	0.33	5.96	6.29	(0.42)	(6.64)	(7.06)	0.00	53.33	11.6	1,966,374	0.59	1.36	3
2015	65.39	0.20	(3.93)	(3.73)	(0.21)	(7.35)	(7.56)	0.00	54.10	(5.9)	2,160,274	0.31	1.35	3
Class A
2019	$48.88	$0.22	$10.76	$10.98	$(0.24)	$(5.29)	$(5.53)	$0.00	$54.33	22.4%	$38,598	0.41%	1.36%	4%
2018	58.36	0.19	(4.72)	(4.53)	(0.17)	(4.78)	(4.95)	0.00	48.88	(7.7)	29,477	0.32	1.35	2
2017	52.80	0.09	10.57	10.66	(0.07)	(5.03)	(5.10)	0.00	58.36	20.2	39,598	0.15	1.35	2
2016	53.62	0.33	5.90	6.23	(0.41)	(6.64)	(7.05)	0.00	52.80	11.6	56,913	0.59	1.36	3
2015	64.88	0.20	(3.91)	(3.71)	(0.20)	(7.35)	(7.55)	0.00	53.62	(5.9)	74,447	0.31	1.35	3
Class C
2019	$44.91	$(0.19)	$9.87	$9.68	—	$(5.29)	$(5.29)	$0.00	$49.30	21.5%	$32,334	(0.37)%	2.11%	4%
2018	54.28	(0.23)	(4.36)	(4.59)	—	(4.78)	(4.78)	0.00	44.91	(8.4)	40,549	(0.43)	2.10	2
2017	49.72	(0.32)	9.91	9.59	—	(5.03)	(5.03)	0.00	54.28	19.3	63,821	(0.59)	2.10	2
2016	50.87	(0.08)	5.57	5.49	—	(6.64)	(6.64)	0.00	49.72	10.8	72,850	(0.16)	2.11	3
2015	62.21	(0.27)	(3.72)	(3.99)	—	(7.35)	(7.35)	0.00	50.87	(6.6)	96,670	(0.44)	2.10	3
Class I
2019	$49.30	$0.36	$10.87	$11.23	$(0.38)	$(5.29)	$(5.67)	$0.00	$54.86	22.8%	$514,387	0.65%	1.11%	4%
2018	58.85	0.34	(4.78)	(4.44)	(0.33)	(4.78)	(5.11)	0.00	49.30	(7.5)	498,494	0.57	1.10	2
2017	53.22	0.23	10.68	10.91	(0.25)	(5.03)	(5.28)	0.00	58.85	20.5	587,964	0.40	1.10	2
2016	54.01	0.47	5.95	6.42	(0.57)	(6.64)	(7.21)	0.00	53.22	11.8	494,078	0.84	1.11	3
2015	65.33	0.37	(3.94)	(3.57)	(0.40)	(7.35)	(7.75)	0.00	54.01	(5.6)	480,480	0.57	1.10	3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Notes to Financial Statements

1. Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust and commenced investment operations on March 3, 1986. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is growth of capital. The Fund’s secondary goal is to provide current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$36,686,563	$ 71,053	—	$ 36,757,616
Airlines	—	18,000	—	18,000
Financial Services	244,824,464	58,750	—	244,883,214
Other Industries (a)	2,031,281,522	—	—	2,031,281,522
Total Common Stocks	2,312,792,549	147,803	—	2,312,940,352
Closed End Funds	1,425,102	622,500	—	2,047,602
Preferred Stocks (a)	—	510,807	—	510,807
Rights (a)	90,300	—	—	90,300
Warrants (a)	—	0	$ 0	0
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,314,307,951	$1,281,110	$ 0	$ 2,315,589,061

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2019, the Fund did not have material transfers into or out of Level 3.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2019, the Fund did not hold restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization and prior year long term capital gain reversal on real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to increase paid-in capital by $15,883,579, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$11,858,696	$9,562,188
Net long term capital gains	214,565,061	206,021,065

Total distributions paid	$226,423,757	$215,583,253

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,287,706
Undistributed long term capital gains	2,580,877
Net unrealized appreciation on investments and foreign currency translations	1,630,659,448

Total	$1,634,528,031

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments considered passive foreign investment companies and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$684,933,663	$1,663,610,028	$(32,954,630)	$1,630,655,398

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receives an annual fee of $2,000. The Chairman of the Nominating Committee receives $1,000 annually. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government Obligations, aggregated $85,912,637 and $382,807,261, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Fund paid $153,933 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $8,366 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed broker arrangement during this period was $18,249.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there was $51,068,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2019 was $5,256,986 with a weighted average interest rate of 3.38%. The maximum amount borrowed at any time during the year ended December 31, 2019 was $51,861,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	317,404	$17,770,634	376,365	$22,027,493
Shares issued upon reinvestment of distributions	2,644,781	145,862,574	2,788,826	136,609,152
Shares redeemed	(4,211,436)	(234,881,744)	(4,957,588)	(291,902,418)

Net decrease	(1,249,251)	$(71,248,536)	(1,792,397)	$(133,265,773)

Class A
Shares sold	209,830	$11,532,120	109,905	$6,039,598
Shares issued upon reinvestment of distributions	62,163	3,384,787	48,229	2,335,787
Shares redeemed	(164,645)	(9,149,676)	(233,549)	(13,813,226)

Net increase/(decrease)	107,348	$5,767,231	(75,415)	$(5,437,841)

Class C
Shares sold	29,023	$1,441,310	82,728	$4,404,893
Shares issued upon reinvestment of distributions	58,314	2,881,276	81,680	3,634,745
Shares redeemed	(334,455)	(16,852,321)	(437,185)	(23,585,833)

Net decrease	(247,118)	$(12,529,735)	(272,777)	$(15,546,195)

Class I
Shares sold	497,852	$27,687,917	1,377,477	$81,871,346
Shares issued upon reinvestment of distributions	811,078	44,591,327	894,832	43,703,607
Shares redeemed	(2,044,126)	(115,319,769)	(2,151,276)	(126,610,945)

Net increase/(decrease)	(735,196)	$(43,040,525)	121,033	$(1,035,992)

Class T*
Shares redeemed	—	—	(19)	$(1,176)

Net decrease	—	—	(19)	$(1,176)

*	Class T Shares were liquidated on September 21, 2018.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Asset Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Asset Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Asset Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Trustee	During Past Five Years	Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 77	Since 1986	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Trustee Age: 75	Since 1999	12	Senior Vice President of G.research, LLC	—

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita[6] Trustee Age: 84	Since 1989	20	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 81	Since 1992	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Kuni Nakamura Trustee Age: 51	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Trustee Age: 79	Since 2001	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[7] Trustee Age: 85	1986-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[8] Trustee Age: 74	1986-1996 2000-present	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Asset Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Fund Complex.
[7]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[8]

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the 1934 Act). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

THE GABELLI ASSET FUND

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.2584, $0.2693, $0.0252, and $0.4065 per share for Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $214,565,061, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2019, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100.00% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2019 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI ASSET FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Mr. Sponheimer was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Mr. Sponheimer graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ASSET FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment

Officer,

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Senior Vice President,

G.research, LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q419AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,440 for 2018 and $40,440 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,100 for 2018 and $4,250 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Asset Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date March 6, 2020

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date March 6, 2020

* Print the name and title of each signing officer under his or her signature.